Exhibit 99.01

Loan No. RIE089T05C
REVOLVING TERM LOAN SUPPLEMENT
     THIS SUPPLEMENT to the Master Loan Agreement dated January 12, 2006, (the “MLA”), is entered into as of March 16, 2007 between CoBANK, ACB (“CoBank”) and DIAMOND FOODS, INC., Stockton, California (the “Company”), and amends and restates the Supplement dated April 25, 2006 and numbered RIE089T05B.
     SECTION 1. The Revolving Term Loan Commitment. On the terms and conditions set forth in the MLA and this Supplement, CoBank agrees to make loans to the Company during the period set forth below in an aggregate principal amount not to exceed $77,500,000.00 at any one time outstanding (the “Commitment”). Within the limits of the Commitment, the Company may borrow, repay and reborrow.
     SECTION 2. Purpose. The purpose of the Commitment is to provide working capital to the Company.
     SECTION 3. Term. The term of the Commitment shall be from the date hereof, up to and including April 1, 2009, or such later date as CoBank may, in its sole discretion, authorize in writing.
     SECTION 4. Interest. The Company agrees to pay interest on the unpaid balance of the loans in accordance with one or more of the following interest rate options, as selected by the Company:
          (A) Overnight Base Rate. At a daily rate equal at all times to LIBOR (as hereinafter defined) plus 13/20 of 1% per annum. Under this option “LIBOR” shall mean the rate indicated by Telerate (rounded upward to the nearest thousandth) as having been quoted by the British Bankers Association at 11:00 a.m. London time each day for the offering of U.S. dollar deposits in the London interbank market for a period of one week.
          (B) Quoted Rate. At a fixed rate per annum to be quoted by CoBank in its sole discretion in each instance. Under this option, rates may be fixed on such balances and for such periods, as may be agreeable to CoBank in its sole discretion in each instance, provided that: (1) the minimum fixed period shall be 30 days; (2) amounts may be fixed in increments of $500,000.00 or multiples thereof; and (3) the maximum number of fixes in place at any one time shall be 10.
          (C) LIBOR. At a fixed rate per annum equal to “LIBOR” (as hereinafter defined) plus 13/20 of 1%. Under this option: (1) rates may be fixed for “Interest Periods” (as hereinafter defined) of 1, 2, 3, 6, 9 or 12 months, as selected by the Company; (2) amounts may be fixed in increments of $100,000.00 or multiples thereof; (3) the maximum number of fixes in place at any one time shall be 10; and (4) rates may only be fixed on a “Banking Day” (as hereinafter defined) on 3 Banking Days’ prior written notice. For purposes hereof: (a) “LIBOR” shall mean the rate (rounded upward to the nearest sixteenth and adjusted for reserves required on “Eurocurrency Liabilities” (as hereinafter defined) for banks subject to “FRB Regulation D” (as herein defined) or required by any other federal law or regulation) quoted by the British Bankers Association (the “BBA”) at 11:00 a.m. London time 2 Banking Days before the commencement of the Interest Period for the offering of U.S. dollar deposits in the London interbank market for the Interest Period designated by the Company, as published by Bloomberg

Revolving Term Loan Supplement RIE089T05C	-2-
Diamond Foods, Inc.
Stockton, California
or another major information vendor listed on BBA’s official website; (b) “Banking Day” shall mean a day on which CoBank is open for business, dealings in U.S. dollar deposits are being carried out in the London interbank market, and banks are open for business in New York City and London, England; (c) “Interest Period” shall mean a period commencing on the date this option is to take effect and ending on the numerically corresponding day in the next calendar month or the month that is 2, 3, 6, 9 or 12 months thereafter, as the case may be; provided, however, that: (i) in the event such ending day is not a Banking Day, such period shall be extended to the next Banking Day unless such next Banking Day falls in the next calendar month, in which case it shall end on the preceding Banking Day; and (ii) if there is no numerically corresponding day in the month, then such period shall end on the last Banking Day in the relevant month; (d) “Eurocurrency Liabilities” shall have meaning as set forth in “FRB Regulation D”; and (e) “FRB Regulation D” shall mean Regulation D as promulgated by the Board of Governors of the Federal Reserve System, 12 CFR Part 204, as amended.
The Company shall select the applicable rate option at the time it requests a loan hereunder and may, subject to the limitations set forth above, elect to convert balances bearing interest at the variable rate option to one of the fixed rate options. Upon the expiration of any fixed rate period, interest shall automatically accrue at the variable rate option unless the amount fixed is repaid or fixed for an additional period in accordance with the terms hereof. Notwithstanding the foregoing, rates may not be fixed in such a manner as to cause the Company to have to break any fixed rate balance in order to pay any installment of principal. All elections provided for herein shall be made electronically (if applicable), telephonically or in writing and must be received by CoBank not later than 12:00 Noon Company’s local time in order to be considered to have been received on that day; provided, however, that in the case of LIBOR rate loans, all such elections must be confirmed in writing upon CoBank’s request. Interest shall be calculated on the actual number of days each loan is outstanding on the basis of a year consisting of 360 days and shall be payable quarterly in arrears by the 20th day of the following month or on such other day in such month as CoBank shall require in a written notice to the Company; provided, however, in the event the Company elects to fix all or a portion of the indebtedness outstanding under the LIBOR interest rate option above, at CoBank’s option upon written notice to the Company, interest shall be payable at the maturity of the Interest Period and if the LIBOR interest rate fix is for a period longer than 3 months, interest on that portion of the indebtedness outstanding shall be payable quarterly in arrears on each three-month anniversary of the commencement date of such Interest Period, and at maturity.
     SECTION 5. Promissory Note. The Company promises to repay the loans that are outstanding at the time the Commitment expires on April 1, 2009. If any installment due date is not a day on which CoBank is open for business, then such payment shall be made on the next day on which CoBank is open for business. In addition to the above, the Company promises to pay interest on the unpaid principal balance hereof at the times and in accordance with the provisions set forth in Section 4 hereof. This note replaces and supersedes, but does not constitute payment of the indebtedness evidenced by, the promissory note set forth in the Existing Supplement being amended and restated hereby.
     SECTION 6. Commitment Fee. In consideration of the Commitment, the Company agrees to pay to CoBank a commitment fee on the average daily unused portion of the Commitment at the rate of 2/25 of 1% per annum (calculated on a 360 day basis), payable quarterly in arrears by the 20th day following each calendar quarter. Such fee shall be payable for each quarter (or portion thereof) occurring during the original or any extended term of the Commitment.
     SECTION 7. Letters of Credit. If agreeable to CoBank in its sole discretion in each instance, in addition to loans, the Company may utilize up to $2,500,000.00 of the Commitment to open

Revolving Term Loan Supplement RIE089T05C	-3-
Diamond Foods, Inc.
Stockton, California
irrevocable letters of credit for its account. Each letter of credit will be issued within a reasonable period of time after receipt of a duly completed and executed copy of CoBank’s then current form of application or, if applicable, in accordance with the terms of any CoTrade Agreement between the parties, and shall reduce the amount available under the Commitment by the maximum amount capable of being drawn thereunder. Any draw under any letter of credit issued hereunder shall be deemed an advance under the Commitment. Each letter of credit must be in form and content acceptable to CoBank and must expire no later than the maturity date of the loans.
     IN WITNESS WHEREOF, the parties have caused this Supplement to be executed by their duly authorized officers as of the date shown above.

CoBANK, ACB		DIAMOND FOODS, INC.

By:	/s/ Pat Schultz	By:	/s/ Seth Halio
Title:		Title:	EVP/CFO

Loan No. RIE089T04C
REVOLVING TERM LOAN SUPPLEMENT
     THIS SUPPLEMENT to the Master Loan Agreement dated January 12, 2006, as amended (the “MLA”), is entered into as of March 16, 2007 between CoBANK, ACB (“CoBank”) and DIAMOND FOODS, INC., Stockton, California (the “Company”), and amends and restates the Supplement dated March 30, 2006, and numbered RIE089T04B
     SECTION 1. The Revolving Term Loan Commitment. On the terms and conditions set forth in the MLA and this Supplement, CoBank agrees to make loans to the Company from the date hereof, up to and including April 1, 2012, in an aggregate principal amount not to exceed, at any one time outstanding, $20,000,000.00 less the amounts scheduled to be repaid during the period set forth below in Section 5 (the “Commitment”). Within the limits of the Commitment, the Company may borrow, repay and reborrow.
     SECTION 2. Purpose. The purpose of the Commitment is to finance the acquisition of Harmony Foods Corporation.
     SECTION 3. Term. Intentionally omitted.
     SECTION 4. Interest. The Company agrees to pay interest on the unpaid balance of the loans in accordance with one or more of the following interest rate options, as selected by the Company:
          (A) Overnight Base Rate. At a daily rate equal at all times to LIBOR (as hereinafter defined) plus 7/10 of 1% per annum. Under this option “LIBOR” shall mean the rate indicated by Telerate (rounded upward to the nearest thousandth) as having been quoted by the British Bankers Association at 11:00 a.m. London time each day for the offering of U.S. dollar deposits in the London interbank market for a period of one week.
          (B) Quoted Rate. At a fixed rate per annum to be quoted by CoBank in its sole discretion in each instance. Under this option, rates may be fixed on such balances and for such periods, as may be agreeable to CoBank in its sole discretion in each instance, provided that: (1) the minimum fixed period shall be 30 days; (2) amounts may be fixed in increments of $100,000.00 or multiples thereof; and (3) the maximum number of fixes in place at any one time shall be 5
..
          (C) LIBOR. At a fixed rate per annum equal to “LIBOR” (as hereinafter defined) plus 7/10 of 1%. Under this option: (1) rates may be fixed for “Interest Periods” (as hereinafter defined) of 1, 2, 3, 6, 9 or 12 months, as selected by the Company; (2) amounts may be fixed in increments of $100,000.00 or multiples thereof; (3) the maximum number of fixes in place at any one time shall be 5; and (4) rates may only be fixed on a “Banking Day” (as hereinafter defined) on 3 Banking Days’ prior written notice. For purposes hereof: (a) “LIBOR” shall mean the rate (rounded upward to the nearest sixteenth and adjusted for reserves required on “Eurocurrency Liabilities” (as hereinafter defined) for banks subject to “FRB Regulation D” (as herein defined) or required by any other federal law or regulation) quoted by the British Bankers Association (the “BBA”) at 11:00 a.m. London time 2 Banking Days before the commencement of the Interest Period for the offering of U.S. dollar deposits in the London interbank market for the Interest Period designated by the Company, as published by Bloomberg

Revolving Term Loan Supplement RIE089T04C	-2-
Diamond Foods, Inc.
Stockton, California
or another major information vendor listed on BBA’s official website; (b) “Banking Day” shall mean a day on which CoBank is open for business, dealings in U.S. dollar deposits are being carried out in the London interbank market, and banks are open for business in New York City and London, England; (c) “Interest Period” shall mean a period commencing on the date this option is to take effect and ending on the numerically corresponding day in the next calendar month or the month that is 2, 3, 6, 9 or 12 months thereafter, as the case may be; provided, however, that: (i) in the event such ending day is not a Banking Day, such period shall be extended to the next Banking Day unless such next Banking Day falls in the next calendar month, in which case it shall end on the preceding Banking Day; and (ii) if there is no numerically corresponding day in the month, then such period shall end on the last Banking Day in the relevant month; (d) “Eurocurrency Liabilities” shall have meaning as set forth in “FRB Regulation D”; and (e) “FRB Regulation D” shall mean Regulation D as promulgated by the Board of Governors of the Federal Reserve System, 12 CFR Part 204, as amended.
The Company shall select the applicable rate option at the time it requests a loan hereunder and may, subject to the limitations set forth above, elect to convert balances bearing interest at the variable rate option to one of the fixed rate options. Upon the expiration of any fixed rate period, interest shall automatically accrue at the variable rate option unless the amount fixed is repaid or fixed for an additional period in accordance with the terms hereof. Notwithstanding the foregoing, rates may not be fixed in such a manner as to cause the Company to have to break any fixed rate balance in order to pay any installment of principal. All elections provided for herein shall be made electronically (if applicable), telephonically or in writing and must be received by CoBank not later than 12:00 Noon Company’s local time in order to be considered to have been received on that day; provided, however, that in the case of LIBOR rate loans, all such elections must be confirmed in writing upon CoBank’s request. Interest shall be calculated on the actual number of days each loan is outstanding on the basis of a year consisting of 360 days and shall be payable quarterly in arrears by the 20th day of the following month or on such other day in such month as CoBank shall require in a written notice to the Company; provided, however, in the event the Company elects to fix all or a portion of the indebtedness outstanding under the LIBOR interest rate option above, at CoBank’s option upon written notice to the Company, interest shall be payable at the maturity of the Interest Period and if the LIBOR interest rate fix is for a period longer than 3 months, interest on that portion of the indebtedness outstanding shall be payable quarterly in arrears on each three-month anniversary of the commencement date of such Interest Period, and at maturity.
     SECTION 5. Promissory Note. The Company promises to repay on the date of each reduction in the Commitment, the outstanding principal, if any, that is in excess of the available balance. The available balance shall be decreased by $4,000,000.00 on the 1st day of each April beginning April 1, 2008, and continuing through and including April 1, 2011, followed by a final reduction at the expiration of the Commitment on April 1, 2012, at which time any outstanding balance shall be due and payable in full. If any installment due date is not a day on which CoBank is open for business, then such payment shall be made on the next day on which CoBank is open for business. In addition to the above, the Company promises to pay interest on the unpaid principal balance hereof at the times and in accordance with the provisions set forth in Section 4 hereof. This note replaces and supersedes, but does not constitute payment of the indebtedness evidenced by, the promissory note set forth in the Existing Supplement being amended and restated hereby.
     SECTION 6. Commitment Fee. In consideration of the Commitment, the Company agrees to pay to CoBank a commitment fee on the average daily unused portion of the Commitment at the rate of 1/8 of 1% per annum (calculated on a 360 day basis), payable quarterly in arrears by the 20th day

Revolving Term Loan Supplement RIE089T04C	-3-
Diamond Foods, Inc.
Stockton, California
following each calendar quarter. Such fee shall be payable for each quarter (or portion thereof) occurring during the original or any extended term of the Commitment.
     IN WITNESS WHEREOF, the parties have caused this Supplement to be executed by their duly authorized officers as of the date shown above.

CoBANK, ACB		DIAMOND FOODS, INC.

By:	/s/ Pat Schultz	By:	/s/ Seth Halio
Title:		Title:	EVP/CFO